EXHIBIT 10.2

Execution Version

AMENDMENT AGREEMENT, dated as of February 5, 2014 (this “Amendment”), to the Credit Agreement dated as of March 14, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ASHLAND INC., a Kentucky corporation (the “Borrower”), THE BANK OF NOVA SCOTIA, as administrative agent (the “Administrative Agent”), each Lender from time to time party thereto and the other agents and arrangers party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement provides that the Credit Agreement and any other Loan Documents may be amended to effect certain changes thereto with the written consent of the Required Lenders and the acknowledgment of the Administrative Agent;

WHEREAS, the Borrower desires to amend, and the Borrower has requested that the Required Lenders and the Administrative Agent agree to amend, the Credit Agreement on the terms set forth herein;

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, and the Administrative Agent are willing to agree to the amendments to the Credit Agreement described herein subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendments. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of “Consolidated EBITDA”, “Consolidated Interest Charges” and “Consolidated Net Income” to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“Consolidated EBITDA” means, for any Measurement Period, an amount equal to Consolidated Net Income for such Measurement Period plus (a) proceeds of business interruption insurance received during such period, but only to the extent not included in Consolidated Net Income plus (b) the following to the extent deducted in calculating such Consolidated Net Income, but without duplication and in each case for such Measurement Period: (i) Consolidated Interest Charges (not calculated on a Pro Forma Basis), (ii) the provision for Federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) asset impairment charges, (v) expenses reimbursed by third parties (including through insurance and indemnity payments), (vi) fees and expenses incurred in connection with the Transactions, any Permitted Receivables Facility, any proposed or actual issuance of any Indebtedness or Equity Interests (including upfront fees and original issue discount), or any proposed or actual acquisitions, investments, asset sales or divestitures permitted hereunder, in each case that are expensed, (vii) non-cash restructuring and integration charges and cash restructuring and integration charges; provided that the aggregate amount of all cash restructuring and integration charges shall not exceed $100,000,000 in any twelve month period, (viii) non-cash stock expense and non-cash equity compensation expense, (ix) other expenses or losses, including purchase accounting entries such as the inventory adjustment to fair va lue, reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (x) expenses or losses in respect of discontinued operations of the Borrower or any of its Subsidiaries, (xi) any unrealized losses attributable to the application of “mark to market” accounting in respect of Swap Contracts and (xii) with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any loss thereon, and minus (c) the following to the extent included in calculating such Consolidated Net Income, but without duplication and in each case for such Measurement Period: (i) Federal, state, local and foreign income tax credits, (ii) all non-cash gains or other items increasing Consolidated Net Income, (iii) gains in respect of discontinued operations of the Borrower or any of its Subsidiaries, (iv) any unrealized gains for such period attributable to the application of “mark to market” accounting in respect of Swap Contracts and (v) with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any gain thereon. For all purposes hereunder, Consolidated EBITDA shall be calculated on a Pro Forma Basis unless otherwise specified.

“Consolidated Interest Charges” means, for any Measurement Period, the excess of (a) the sum, without duplication, of (i) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (ii) cash payments made in respect of obligations referred to in clause (b)(ii) below, (iii) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for such Measurement Period and (iv) all interest, premium payments, debt discount, fees, charges and related expenses in connection with the Permitted Receivables Facility, minus (b) to the extent included in such consolidated interest expense for such Measurement Period, the sum, without duplication, of (i) extinguishment charges relating to the early extinguishment of Indebtedness or obligations under Swap Contracts, (ii) noncash amounts attributable to the amortization of debt discounts or accrued interest payable in kind, (iii) noncash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period, (iv) interest income treated as such in accordance with GAAP and (v) fees and expenses, original issue discount and upfront fees, in each case of or by the Borrower and its Subsidiaries on a consolidated basis for such Measurement Period. For all purposes hereunder, Consolidated Interest Charges shall be calculated on a Pro Forma Basis unless otherwise specified.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that Consolidated Net Income shall exclude (a) extraordinary after-tax gains and extraordinary after-tax losses for such Measurement Period, (b) the net income of any Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period (unless such restrictions on dividends or similar distributions have been legally and effectively waived), except that the Borrower’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income, (c) any after-tax income (or after-tax loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in ~~the net~~such income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause

(b) of this proviso), (d) any after-tax gain or after-tax loss realized as a result of the cumulative effect of a change in accounting principles, (e) any after-tax gain or after-tax loss attributable to any foreign currency hedging arrangements or currency fluctuations, (f) after-tax extinguishment charges relating to the early extinguishment of Indebtedness and obligations under Swap Contracts and after-tax extinguishment charges relating to upfront fees and original issue discount on Indebtedness and (g) any pension or other post-retirement after-tax gain or after-tax expense for such Measurement Period; provided, further, that Consolidated Net Income shall be reduced by the amount of any cash payments made during such Measurement Period relating to pension and other post-retirement costs.

Section 2.    Effectiveness. Section 1 of this Amendment shall be effective as of the date hereof with respect to all calculations of Consolidated EBITDA, Consolidated Interest Charges and Consolidated Net Income from and after September 30, 2011 when and only when:

(a)the Administrative Agent (or its counsel) shall have received from the Required Lenders and the Borrower either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or .pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;

(b)the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that, immediately before and after giving effect to this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties in Section 3 of this Amendment are true and correct in all material respects on and as of the date hereof; and

(c)the Borrower shall have paid to the Administrative Agent all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) incurred in connection with this Amendment.

Section 3.    Representations and Warranties. In order to induce the Lenders party hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)On and as of the date hereof (before and after giving effect to this Amendment), each of the representations and warranties made by the Borrower contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that for purposes of this clause (b), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements fu rnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and

(c)	No Default or Event of Default has occurred and is continuing.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.    Loan Document. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

Section 6.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.    Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the L/C Issuers, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ASHLAND, INC.

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

[Ashland Amendment Signature Page]

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:	/s/ Robert Boomhour
Name:	Robert Boomhour
Title:	Director

By:	/s/ Clement Yu
Name:	Clement Yu
Title:	Associate Director

[Ashland Amendment Signature Page]

CITIBANK, N.A.,
as a Lender

	By:	/s/ Kirkwood Roland
	Name:	Kirkwood Roland
	Title:	Director & Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ David Mahmood
	Name:	David Mahmood
	Title:	Managing Director

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ George Hlentzas
Name:	George Hlentzas
Title:	Managing Director

[Ashland Amendment Signature Page]

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as a Lender

	By:	/s/ Yvonne Tilden
	Name:	Yvonne Tilden
	Title:	Director

For any institution requiring
a second signatory:
	By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

[Ashland Amendment Signature Page]

PNC Bank, National Association,
as a Lender

By:	/s/ C. Joseph Richardson
Name:	C. Joseph Richardson
Title:	Senior Vice President

[Ashland Amendment Signature Page]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD
as a Lender

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Signatory

[Ashland Amendment Signature Page]

Compass Bank,
as a Lender

By:	/s/ Michael Dixon
Name:	Michael Dixon
Title:	Senior Vice President

[Ashland Amendment Signature Page]

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK,
as a Lender

By:	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

By:	/s/ James Austin
Name:	James Austin
Title:	Vice President

[Ashland Amendment Signature Page]

Fifth Third Bank
as a Lender

	By:	/s/ Megan S. Szewc
	Name:	Megan S. Szewc
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

HSBC Bank USA, N.A.
as a Lender

	By:	/s/ Joseph D. Donovan
	Name:	Joseph D. Donovan
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

J.P. Morgan Chase Bank, N.A.,
as a Lender

By:	/s/ Anthony A. Eastman
Name:	Anthony A. Eastman
Title:	Vice President

[Ashland Amendment Signature Page]

Mizuho Bank, Ltd.
as a Lender

	By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

The Royal Bank of Scotland, plc
as a Lender

By:	/s/ Brett E. Thompson
Name:	Brett E. Thompson
Title:	Director

[Ashland Amendment Signature Page]

Sumitomo Mitsui Banking Corporation
as a Lender

By:	/s/ Jason D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Ashland Amendment Signature Page]

SunTrust Bank,
as a Lender

By:	/s/ Henry J. Spark
Name:	Henry J. Spark
Title:	Vice President

[Ashland Amendment Signature Page]

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Steven Dixon
	Name:	Steven Dixon
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

WELLS FARGO BANK, NATIONAL
ASSOCIATION
as a Lender

	By:	/s/ Andrew Payne
	Name:	Andrew Payne
	Title:	Director

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

THE BANK OF NEW YORK MELLON,
as a Lender

	By:	/s/ William M. Feathers
	Name:	William M. Feathers
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

Bayerische Landesbank, New York Branch,
as a Lender

	By:	/s/ Matthew DeCarlo
	Name:	Matthew DeCarlo
	Title:	Senior Director

For any institution requiring
a second signatory:
	By:	/s/ Rolf Siebert
	Name:	Rolf Siebert
	Title:	Executive Director

[Ashland Amendment Signature Page]

GOLDMAN SACHS BANK USA,
as a Lender

	By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

For any institution requiring
a second signatory:
By:
Name:
Title:

[Ashland Amendment Signature Page]

ING Bank N.V., Dublin Branch, as a Lender

	By:	/s/ P. Matthews
	Name:	P. Matthews
	Title:	Vice-President

For any institution requiring
a second signatory:
	By:	/s/ A. Neill
	Name:	A. Neill
	Title:	Director

[Ashland Amendment Signature Page]

THE NORTHERN TRUST COMPANY,
as a Lender

	By:	/s/ Tom P. McGrath
	Name:	Tom P. McGrath
	Title:	Officer

For any institution requiring
a second signatory:
By:

[Ashland Amendment Signature Page]

TD BANK, N.A.,
as a Lender

By:	/s/ Michele Dragonetti
Name:	Michele Dragonetti
Title:	Senior Vice President

[Ashland Amendment Signature Page]